                                                                    EXHIBIT 99.5

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations for future periods or the financial position or results of operations that actually would have been realized had Chronimed Inc. and Accent Rx been a combined company during the specified periods. The unaudited pro forma combined financial statements, including the related notes, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements and related notes of Chronimed Inc., included in its Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on September 18, 2003 and February 6, 2004, respectively, and the historical audited financial statements and related notes of Accent Rx, Inc., included elsewhere in this Form 8-K/A.

The following unaudited pro forma combined financial statements are accounted for in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations". The pro forma adjustments are based upon preliminary estimates and available information. Final purchase accounting adjustments may differ from the pro forma adjustments presented. The pro forma combined financial statements are based on the respective historical financial statements of Chronimed Inc. and Accent Rx, Inc. and assumes the acquisition took place on June 28, 2003, for the statement of operations and balance sheet ending December 26, 2003 and June 29, 2002, for the statement of operations and balance sheet ending June 27, 2003.

                                 CHRONIMED INC.
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                               AS OF JUNE 27, 2003
                                 (IN THOUSANDS)

                                                                                                  PRO FORMA
                                                         CHRONIMED   ACCENT RX     ADJUSTMENTS    COMBINED
                                                         ---------   ---------     -----------    ---------
ASSETS
  Current assets:
  Cash and cash equivalents                              $  22,854   $     642    $  (4,200) (1)  $  19,254
                                                                                        (42) (3)
  Accounts receivable, net                                  40,001       1,830                       41,831
  Notes and other receivables                                   --           1                            1
  Inventory                                                  8,614         348                        8,962
  Prepaid expenses                                           1,071          24                        1,095
  Deferred taxes                                             2,607          --                        2,607
                                                         ---------   ---------    ---------       ---------
     Total current assets                                   75,147       2,845       (4,242)         73,750

Property and equipment, net                                  4,487         297                        4,784
Goodwill                                                    30,233          --        4,200  (1)     34,433
Other assets, net                                              133          84                          217
Due from affiliate                                              --         518                          518
                                                         ---------   ---------    ---------       ---------
     Total assets                                        $ 110,000   $   3,744    $     (42)      $ 113,702
                                                         =========   =========    =========       =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                       $  19,085   $     430                    $  19,515
  Accrued expenses                                           2,136         538                        2,674
  Accrued bonus                                              1,420          --                        1,420
  Income taxes payable                                         821          --         (849) (2)        (28)
  Interest payable to shareholder                               --         154                          154
  Payable to primary supplier                                   --       4,519                        4,519
  Current maturities of long-term debt                          --       6,126                        6,126
                                                         ---------   ---------    ---------       ---------
     Total current liabilities                              23,462      11,767         (849)         34,380

Deferred taxes                                               1,025                                    1,025

Shareholders' equity:
  Preferred stock                                               --          --                           --
  Common stock                                                 125          --                          125
  Additional paid-in capital                                56,248         235                       56,483
  Retained earnings (deficit)                               29,140      (8,258)         849  (2)     21,689
                                                                                        (42) (3)
                                                         ---------   ---------    ---------       ---------
     Total shareholders' equity                             85,513      (8,023)         807          78,297
                                                         ---------   ---------    ---------       ---------
     Total liabilities and
     shareholders' equity                                $ 110,000   $   3,744    $     (42)      $ 113,702
                                                         =========   =========    =========       =========

               The accompanying notes are an integral part of the
                    pro forma combined financial statements.

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                                 CHRONIMED INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 27, 2003
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                        PRO FORMA
                                    CHRONIMED      ACCENT RX       ADJUSTMENTS           COMBINED
                                    ---------      ---------       -----------          ---------
Revenue                             $ 435,713      $  20,109      $      --             $ 455,822
Cost of revenue                       382,591         18,403           (895) (4)          400,099
                                    ---------      ---------      ---------             ---------
     Gross profit                      53,122          1,706            895                55,723

Operating expenses:
  Selling and marketing                 3,790          1,070                                4,860
  General and administative            38,401          1,921            895  (4)           41,217
  Bad debt                              3,204            103                                3,307
                                    ---------      ---------      ---------             ---------
     Total operating expenses          45,395          3,094            895                49,384

Income from operations                  7,727         (1,388)                               6,339

Interest income                           311             --            (42) (3)              269
Interest expense                           --           (803)                                (803)
                                    ---------      ---------      ---------             ---------
Income (loss) before income taxes       8,038         (2,191)           (42)                5,805
Income tax (expense) benefit           (3,053)            --            849  (2)           (2,204)
                                    ---------      ---------      ---------             ---------
Net income (loss)                   $   4,985      $  (2,191)     $     807             $   3,601
                                    =========      =========      =========             =========

Earnings per share:
Basic                               $    0.40                                           $    0.29
Diluted                             $    0.40                                           $    0.29

Weighted average common shares:
Basic                                  12,356                                              12,356
Diluted                                12,512                                              12,512

               The accompanying notes are an integral part of the
                    pro forma combined financial statements.

                                 CHRONIMED INC.
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                             AS OF DECEMBER 26, 2003
                                 (IN THOUSANDS)

                                                                                                         PRO FORMA
                                                      CHRONIMED        ACCENT RX      ADJUSTMENTS         COMBINED
                                                      ---------        ---------      -----------        ---------
ASSETS
Current assets:
      Cash and cash equivalents                        $ 12,246     $        138      $    --  (1)       $  12,363
                                                                                          (21) (3)
      Short-term investments                              1,525               --                             1,525
      Accounts receivable, net                           42,175              360                            42,535
      Notes and other receivables                            --              303                               303
      Inventory                                          12,129               --                            12,129
      Prepaid expenses                                    2,362               --                             2,362
      Deferred taxes                                      2,606               --                             2,606
                                                       --------     ------------      -------            ---------
            Total current assets                         73,043              801          (21)              73,823

Property and equipment, net                               4,419              199                             4,618
Goodwill                                                 34,434               --           --  (1)          34,434
Other assets, net                                           141               47                               188
Due from affiliate                                           --            1,888                             1,888
                                                       --------     ------------      -------            ---------
            Total assets                               $112,037     $      2,935      $   (21)           $ 114,951
                                                       ========     ============      =======            =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
      Accounts payable                                 $ 17,457     $        862                         $  18,319
      Accrued expenses                                    2,898              668                             3,566
      Accrued bonus                                         791               --                               791
      Income taxes payable                                   31               --         (529) (2)            (498)
      Interest payable to shareholder                        --              154                               154
      Payable to primary supplier                            --              352                               352
      Current maturities of long-term debt                   --            6,094                             6,094
                                                       --------     ------------      -------            ---------
            Total current liabilities                    21,177            8,130         (529)              28,778

Deferred taxes                                            1,043               --                             1,043

Shareholders' equity:
      Preferred stock                                        --               --                                --
      Common stock                                          127               --                               127
      Additional paid-in capital                         57,086              235                            57,321
      Retained earnings (deficit)                        32,604           (5,430)         529  (2)          27,682
                                                                                          (21) (3)
                                                       --------     ------------      -------            ---------
            Total shareholders' equity                   89,817           (5,195)         508               85,130
                                                       --------     ------------      -------            ---------
            Total liabilities and                                                                               --
            shareholders' equity                       $112,037     $      2,935      $   (21)           $ 114,951
                                                       ========     ============      =======            =========

               The accompanying notes are an integral part of the
                    pro forma combined financial statements.

                                 CHRONIMED INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED DECEMBER 26, 2003
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                 PRO FORMA
                                     CHRONIMED    ACCENT RX     ADJUSTMENTS       COMBINED
                                     ---------    ---------     -----------      ---------
Revenue                              $ 131,361    $   3,468    $      --         $ 134,829
Cost of revenue                        115,764        3,171         (180) (4)      118,755
                                     ---------    ---------    ---------         ---------
          Gross profit                  15,597          297          180            16,074

Operating expenses:
     Selling and marketing               1,430          164                          1,594
     General and administative          11,016          551          180  (4)       11,747
     Bad debt                              920           24                            944
                                     ---------    ---------    ---------         ---------
          Total operating expenses      13,366          739          180            14,285

Income from operations                   2,231         (442)          --             1,789

Interest income                             48           --          (11) (3)           37
Other income                                75        4,021       (4,200) (1)         (104)
Interest expense                            (3)         167           --               164
                                     ---------    ---------    ---------         ---------
Income (loss) before income taxes        2,351        3,746       (4,211)            1,886
Income tax (expense) benefit              (890)          --          177  (2)         (713)
                                     ---------    ---------    ---------         ---------
Net income (loss)                    $   1,461    $   3,746    $  (4,034)        $   1,173
                                     =========    =========    =========         =========

Earnings per share:
Basic                                $    0.12                                   $    0.09
Diluted                              $    0.11                                   $    0.09

Weighted average common shares:
Basic                                   12,663                                      12,663
Diluted                                 12,990                                      12,990

               The accompanying notes are an integral part of the
                    pro forma combined financial statements.

                                 CHRONIMED INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 26, 2003
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                         PRO FORMA
                                     CHRONIMED       ACCENT RX       ADJUSTMENTS          COMBINED
                                     ---------       ---------       -----------         ---------
Revenue                              $ 259,963       $   8,838      $      --            $ 268,801
Cost of revenue                        229,191           7,958           (410)  (4)        236,739
                                     ---------       ---------      ---------            ---------
          Gross profit                  30,772             880            410               32,062

Operating expenses:
     Selling and marketing               2,752             430                               3,182
     General and administative          21,719           1,069            410   (4)         23,198
     Bad debt                            1,854              92                               1,946
                                     ---------       ---------      ---------            ---------
          Total operating expenses      26,325           1,591            410               28,326

Income from operations                   4,447            (711)            --                3,736

Interest income                            100              --            (21)  (3)             79
Other income                                75           3,612         (4,200)  (1)           (513)
Interest expense                            (4)            (73)            --                  (77)
                                     ---------       ---------      ---------            ---------
Income (loss) before income taxes        4,618           2,828         (4,221)               3,225
Income tax (expense) benefit            (1,154)             --            529   (2)           (625)
                                     ---------       ---------      ---------            ---------
Net income (loss)                    $   3,464       $   2,828      $  (3,692)           $   2,600
                                     =========       =========      =========            =========

Earnings per share:
Basic                                $    0.27                                           $    0.21
Diluted                              $    0.27                                           $    0.20

Weighted average common shares:
Basic                                   12,623                                              12,623
Diluted                                 13,042                                              13,042

               The accompanying notes are an integral part of the
                    pro forma combined financial statements.

                                 CHRONIMED INC.
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1. ALLOCATION OF PURCHASE PRICE

For this presentation, the Company allocated the $4.2 million purchase price of Accent Rx, Inc. as goodwill.

2. KEY TO PRO FORMA ADJUSTMENTS

The unaudited pro forma combined balance sheets and statements of operations include the adjustments necessary to give effect to the purchase and to reflect the allocation of the purchase price to goodwill. Summarized below are the pro forma adjustments necessary to reflect the acquisition of Accent Rx, Inc. based upon the purchase method of accounting in accordance with SFAS 141, "Business Combinations".

(1) Record the consideration paid for Accent Rx, and reflect the excess purchase price over the assets acquired as goodwill.

(2) Record the tax benefit from the net losses recorded by Accent Rx and effect of adjustment (3).

(3) To adjust interest income due to lower investment income from lower cash balances.

(4) To reclassify pharmacy fulfillment expenses reported in Accent Rx historical financial statements in a manner consistent with the Company.